UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2003

NU SKIN ENTERPRISES, INC. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-12421 (Commission File Number)	87-0565309 (IRS Employer Identification No.)

75 West Center Street
Provo, UT 84601
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:
(801) 345-6100

N/A
(Former name or former address, if changed since last report)

Item 7.         Financial Statements and Exhibits.

(c) EXHIBITS.
EXHIBIT NO. 99.1	DESCRIPTION Nu Skin Enterprises' Press Release dated April 22, 2003

Item 9.         Regulation FD Disclosure and Item 12 Results of Operations and Financial Conditions.

The following information included in this Item 9 is intended to be furnished under both Item 9 and Item 12 of Form 8-K. Item 12 information is in accordance with the interim guidance contained in Securities and Exchange Commission Release No. 33-8216. The information contained in this report and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

On April 22, 2003, Nu Skin Enterprises issued a press release announcing its financial results for the first quarter ended March 31, 2003 and certain other information. A copy of Nu Skin Enterprises’ press release is attached as Exhibit 99.1 to this report and incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NU SKIN ENTERPRISES, INC.
(Registrant)

/s/ M. Truman Hunt
M. Truman Hunt
President

Date:    April 22, 2003

EXHIBIT INDEX

Exhibit No. 99.1	Exhibit Description Nu Skin Enterprises' Press Release dated April 22, 2003